UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.
 (Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
3565 South Las Vegas Blvd., #403
Las Vegas, NV 89109
 (Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2017

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

May 26, 2017

Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 28th Anniversary
The Reynolds Blue Chip Growth Fund celebrated its 28th Anniversary last summer. It began operations on August 12, 1988.

Performance Highlights (March 31, 2017)(1)
The annualized average total returns of the Reynolds Blue Chip Growth Fund and S&P 500 Index for the 1-year, 5-year, and 10-year periods through March 31, 2017 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	8.10%	7.30%	10.95%
The Standard & Poor’s 500 Index(2)	17.17%	13.30%	7.51%

(1)
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

(2)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

As stated in the Prospectus dated January 31, 2017 the expense ratio of the Fund is 1.86%.

Web Site
Our website is www.reynoldsfunds.com. At our website you can access current information about your investment holdings. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy
We believe that many stocks are currently selling at attractive valuations based on historical valuation measures. One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook. Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”). Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges relative to inflation, interest rates and the economic outlook.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued so far in 2017. The U.S. economic recovery has been affected by a number of secular factors that are continuing to alter the pace and composition of growth. The U.S. economy in 2017 has been affected by greater prudence and less speculation in lending, low inflation and a higher savings rate. Although the U.S. economy is growing, it is growing at a lower than ideal rate. Unemployment was 4.9% in 2016, 5.3% in 2015, and 6.2% in 2014. Currently, unemployment is 4.4%, a 10-year low. Unemployment is estimated to average 4.5% in 2017. For 2017, the outlook remains for slower than ideal growth, low inflation and low interest rates. However, all of these items are estimated to be at a higher level in 2017 than 2016. U.S. Gross Domestic Product (GDP) increased 1.6% in 2016, 2.6% in 2015, 2.4% in 2014, 1.5% in 2013 and 2.3% in 2012. GDP increased at an estimated inflation-adjusted annual rate of 0.7% in the quarter ended March 31, 2017. GDP is estimated to increase at an inflation-adjusted annual rate of 3.0% in the quarter ended June 30, 2017. GDP is forecast to increase 2.1% for the year ended December 31, 2017.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs. Inflation, as measured by the Consumer Price Index, increased 1.3% in 2016, 0.1% in 2015, 1.6% in 2014, 1.5% in 2013 and 2.7% in 2012. U.S. inflation increased 2.6% in the quarter ended March 31, 2017.  Inflation is estimated to increase 2.2% in the quarter ended June 30, 2017 and increase 2.3% for the year ended December 31, 2017.

There are some current and potential economic and investment negatives at the present time: (1) worldwide economic growth continues at a slower than ideal rate; (2) growth in Brazil, Japan, Mexico and Russia has been weak; (3) mortgage rates are low, but mortgage credit is still somewhat tight; (4) there is a widening disparity between higher and lower income levels; (5) productivity growth remains weaker than ideal; (6) Great Britain leaving the European Union (“Brexit”) continues to cause uncertainty; and (7) problems with the Middle East and North Korea.

Some current and potential economic and investment positives are: (1) monetary policy, financial conditions and potentially greatly increased fiscal stimulus including increased infrastructure spending are supportive of growth; (2) the U.S. economy has grown in the last thirty quarters and growth should continue in 2017 and 2018; (3) manufacturing and services orders are strong; (4) the rise in residential property values has added to net worth and households have strengthened their balance sheets; (5) the labor market continues to tighten and unemployment is forecast to be 4.5% in 2017; (6) although the Federal Reserve will probably be raising interest rates near term, interest rates will still be very low by historical standards; (7) gasoline prices remain low; (8) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in merger and acquisition activity; (9) businesses have been able to use the credit markets to strengthen their balance sheets; (10) the regulatory environment for business should improve; (11) many companies are repurchasing their shares; (12) the Administration has proposed lower taxes; (13) current valuations of many stocks are reasonable taking into consideration inflation and interest rates; (14) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; (15) many central banks worldwide continue with monetary stimulus to boost growth; and (16) worldwide economic growth does not appear to be strong enough to lead to a significant rise in global inflationary pressures.

The World Economy
The global economic recovery that started in mid-2009 is continuing in 2016, although at a lower than ideal rate. The world economy is forecast to increase 3.0% in 2017 after increasing 2.7% in 2016, 2.8% in 2015, 2.7% in 2014, 3.0% in 2013 and 2.7% in 2012.

The Eurozone’s GDP is forecast to increase 1.8% in 2017, after increasing 1.7% in 2016, 1.5% in 2015, 0.9% in 2014, and decreasing -0.4% in 2013 and -0.5% in 2012. The United Kingdom’s GDP is forecast to increase 1.6% in 2017 after increasing 1.8% in 2016, 2.3% in 2015, 2.8% in 2014, 1.7% in 2013 and 0.3% in 2012.

Among larger industrialized economies, Canada’s GDP is forecast to increase 2.3% in 2017 after increasing 1.4% in 2016, 1.9% in 2015, 2.5% in 2014, 2.0% in 2013 and 1.8% in 2012.  Japan’s GDP is forecast to increase 1.2% in 2017 after increasing 1.0% in 2016, 1.5 % in 2015, decreasing -0.1% in 2014, and increasing 1.5% in 2013 and 1.9% in 2012. Korea’s GDP is forecast to increase 2.8% in 2017 after increasing 2.8% in 2016, 2.6% in 2015, 3.3% in 2014, 3.0% in 2013 and 2.0% in 2012.

The biggest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China.  China currently has the second strongest growth among “developing economies.” It is also currently the world’s second fastest growing major economy. China’s population is approximately 18.5% of the world’s total population of approximately 7.5 billion.  In the second quarter of 2010, China overtook Japan and became the world’s second largest economy after the U.S. Many economists believe that China has a particularly good long-term outlook. Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing, although economic growth is at a high rate. China’s GDP is forecast to increase 6.5% in 2017, after increasing 6.7% in 2016, 6.9% in 2015, 7.4% in 2014, 7.1% in 2013 and 7.7% in 2012.

India’s population is approximately 17.9% of the world’s population. India currently has the fastest growth among “developing economies” and it currently is the world’s fastest growing major economy. India’s GDP is forecast to increase 7.1% in 2017 after increasing 7.9% in 2016, 7.2 % in 2015, 6.9% in 2014, 4.6% in 2013 and 5.0% in 2012.

Brazil is Latin America’s biggest economy. GDP is forecast to increase 0.7% in 2017, after decreasing -3.6% in 2016, -3.9% in 2015, and increasing 0.1% in 2014, 2.3% in 2013 and 0.9% in 2012.  Russia’s GDP is forecast to increase 1.3% in 2017, after decreasing -0.2% in 2016, 3.7% in 2015, and increasing 0.7% in 2014, 1.0% in 2013 and 3.4% in 2012.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies. These companies are defined as companies with a minimum market capitalization of U.S. $1 billion. In the long-term, these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(1)(2) as of March 31, 2017

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC. GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(2)
For presentation purposes within the Fund’s shareholder letter, the Fund has grouped some of the industry categories by sector.  For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications for financial reporting within its Schedule of Investments.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.

(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund. The First American Treasury Obligations Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund Reynoldsfunds.com website:  You can access current information about your investment holdings via our website, reynoldsfunds.com. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund. Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

For automatic current daily net asset values: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information: Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions: Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency: Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans: All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan: There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing: Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund: As often as desired – no charge.

NASDAQ symbols: Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager: Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load: No front-end sales commissions or deferred sales charges (“loads”) are charged. Some mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk. For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2017.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE
(Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees and other fund specific expenses.  The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The expenses shown in the example are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account	Account	During Period*
	3/31/17	Value 10/1/16	Value 3/31/17	10/1/16-3/31/17
Actual	1.95%	$1,000.00	$1,062.10	$10.03
Hypothetical (5% return before expenses)	1.95%	$1,000.00	$1,015.21	$ 9.80
*
Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period between October 1, 2016 and March 31, 2017.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2017 (Unaudited)

ASSETS:
Investments in securities, at value (cost $53,773,572)	$69,686,914
Cash	914
Receivable from investments sold	3,331,781
Dividends and interest receivable	37,020
Prepaid expenses	25,587
Receivable from shareholders for purchases	1,821
Total assets	73,084,037
LIABILITIES:
Payable for investments purchased	2,943,372
Payable to adviser for management fees	59,444
Payable to shareholders for redemptions	33,629
Payable for distribution expenses	11,806
Other liabilities	85,604
Total liabilities	3,133,855
NET ASSETS	$69,950,182
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 1,337,866 shares outstanding	$56,126,910
Net unrealized appreciation on investments	15,913,342
Accumulated net investment loss	(1,012,410)
Accumulated undistributed net realized loss on investments	(1,077,660)
Net assets	$69,950,182
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($69,950,182 ÷ 1,337,866 shares outstanding)	$52.28

SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 98.6% (a)
COMMON STOCKS — 98.6% (a)

Aerospace & Defense — 1.5%
The Boeing Company	4,500	$795,870
Honeywell International, Inc.	1,400	174,818
Raytheon Company	300	45,750
United Technologies Corporation	500	56,105
		1,072,543
Air Freight & Logistics — 1.7%
FedEx Corporation	4,400	858,660
United Parcel Service, Inc., Class B	2,800	300,440
		1,159,100
Airlines — 3.2%
Alaska Air Group, Inc.	1,200	110,664
Allegiant Travel Company	1,800	288,450
American Airlines Group, Inc.	600	25,380
Delta Air Lines, Inc.	2,700	124,092
Hawaiian Holdings, Inc.*	2,100	97,545
JetBlue Airways Corporation*	5,700	117,477
Ryanair Holdings plc — SP-ADR*	500	41,490
Southwest Airlines Company	13,100	704,256
Spirit Airlines, Inc.*	7,400	392,718
United Continental Holdings, Inc.*	4,600	324,944
		2,227,016

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 98.6% (a) (Continued)
COMMON STOCKS — 98.6% (a) (Continued)

Auto Components — 0.1%
Lear Corporation	300	$42,474

Automobiles — 1.6%
Tesla Motors, Inc.*	4,100	1,141,030

Banks — 1.3%
Bank of America Corporation	6,800	160,412
Citigroup, Inc.	3,400	203,388
Fifth Third Bancorp	3,200	81,280
Huntington Bancshares, Inc.	2,800	37,492
JPMorgan Chase & Company	1,900	166,896
SunTrust Banks, Inc.	2,300	127,190
U.S. Bancorp	2,800	144,200
		920,858

Beverages — 1.6%
The Coca-Cola Company	2,000	84,880
Constellation Brands, Inc., Class A	500	81,035
Monster Beverage Corporation*	1,700	78,489
PepsiCo, Inc.	7,900	883,694
		1,128,098

Biotechnology — 2.0%
AbbVie, Inc.	300	19,548
Alexion Pharmaceuticals, Inc.*	300	36,372
Amgen, Inc.	2,000	328,140
Biogen Inc.*	1,000	273,420
BioMarin Pharmaceutical, Inc.*	800	70,224
Celgene Corporation*	1,200	149,316
Clovis Oncology, Inc.*	400	25,468
Intercept Pharmaceuticals, Inc.*	1,100	124,410
Seattle Genetics, Inc.*	700	44,002
Vertex Pharmaceuticals, Inc.*	3,200	349,920
		1,420,820

Building Products — 0.2%
Masco Corporation	4,100	139,359

Capital Markets — 3.6%
The Charles Schwab Corporation	16,500	673,365
E*TRADE Financial Corporation*	14,300	498,927
FactSet Research Systems, Inc.	500	82,455
Franklin Resources, Inc.	1,600	67,424
The Goldman Sachs Group, Inc.	2,700	620,244
Legg Mason, Inc.	2,600	93,886
SEI Investments Company	900	45,396
State Street Corporation	500	39,805
T. Rowe Price Group, Inc.	700	47,705
TD Ameritrade Holding Corporation	9,000	349,740
		2,518,947

Chemicals — 0.3%
The Dow Chemical Company	700	44,478
E.I. du Pont de Nemours and Company	700	56,231
Ecolab, Inc.	400	50,136
Huntsman Corporation	3,200	78,528
		229,373

Commercial Services & Supplies — 0.6%
Cintas Corporation	1,700	215,118
Copart, Inc.*	2,000	123,860
Waste Connections, Inc.	300	26,466
Waste Management, Inc.	700	51,044
		416,488
Communications Equipment — 1.1%
Cisco Systems, Inc.	12,100	408,980
F5 Networks, Inc.*	600	85,542
InterDigital, Inc.	300	25,890
Ituran Location and Control, Ltd.	2,500	77,125
Motorola Solutions, Inc.	2,000	172,440
Palo Alto Networks, Inc.*	200	22,536
		792,513

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	800	44,224

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	200	43,650

Consumer Finance — 0.2%
Capital One Financial Corporation	400	34,664
Discover Financial Services	1,200	82,068
		116,732

Containers & Packaging — 0.1%
International Paper Company	1,000	50,780

Electrical Equipment — 0.3%
Eaton Corporation plc	600	44,490
Emerson Electric Company	2,900	173,594
		218,084

Electronic Equipment,
Instruments & Components — 1.0%
Amphenol Corporation, Class A	600	42,702
Coherent, Inc.*	200	41,128
Corning, Inc.	1,400	37,800
TE Connectivity, Ltd.	6,000	447,300

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 98.6% (a) (Continued)
COMMON STOCKS — 98.6% (a) (Continued)

Electronic Equipment,
Instruments & Components — 1.0% (Continued)
Universal Display Corporation	500	$43,050
VeriFone Systems, Inc.*	3,200	59,936
		671,916

Energy Equipment & Services — 0.2%
Baker Hughes, Inc.	1,900	113,658
Patterson-UTI Energy, Inc.	1,200	29,124
		142,782

Financial Services – Diversified — 0.2%
Berkshire Hathaway, Inc., Class B*	900	150,012

Food & Staples Retailing — 3.8%
Costco Wholesale Corporation	14,200	2,381,198
United Natural Foods, Inc.*	1,000	43,230
Wal-Mart Stores, Inc.	3,000	216,240
Whole Foods Market, Inc.	1,500	44,580
		2,685,248

Food Products — 0.5%
The JM Smucker Company	400	52,432
The Kraft Heinz Company	3,100	281,511
		333,943

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	4,396	195,226
Align Technology, Inc.*	1,500	172,065
Baxter International, Inc.	2,500	129,650
Becton, Dickinson and Company	300	55,032
Dentsply Sirona, Inc.	1,500	93,660
Edwards Lifesciences Corporation*	2,700	253,989
ICU Medical, Inc.*	200	30,540
IDEXX Laboratories, Inc.*	2,000	309,220
Intuitive Surgical, Inc.*	200	153,294
Medtronic plc	1,900	153,064
Varian Medical Systems, Inc.*	6,500	592,345
		2,138,085

Health Care Providers & Services — 1.1%
Aetna, Inc.	400	51,020
Cardinal Health, Inc.	1,000	81,550
Centene Corporation*	1,573	112,092
Express Scripts Holding Company*	500	32,955
HCA Holdings, Inc.*	2,200	195,778
LifePoint Health, Inc.*	400	26,200
Quest Diagnostics, Inc.	2,600	255,294
Universal Health Services, Inc., Class B	300	37,335
		792,224

Hotels, Restaurants & Leisure — 5.5%
BJ’s Restaurants, Inc.*	1,000	40,400
Brinker International, Inc.	2,600	114,296
Buffalo Wild Wings, Inc.*	300	45,825
Carnival Corporation	700	41,237
The Cheesecake Factory, Inc.	600	38,016
Chipotle Mexican Grill, Inc.*	100	44,552
Choice Hotels International, Inc.	800	50,080
Cracker Barrel Old Country Store, Inc.	600	95,550
Darden Restaurants, Inc.	500	41,835
Domino’s Pizza, Inc.	600	110,580
Dunkin’ Brands Group, Inc.	1,600	87,488
Hilton Worldwide Holdings, Inc.	2,000	116,920
Hyatt Hotels Corporation, Class A*	1,000	53,980
Las Vegas Sands Corporation	1,800	102,726
Marriott International, Inc., Class A	7,480	704,466
McDonald’s Corporation	700	90,727
MGM Resorts International	7,000	191,800
Panera Bread Company, Class A*	1,700	445,179
Papa John’s International, Inc.	5,600	448,224
Starbucks Corporation	10,900	636,451
Wyndham Worldwide Corporation	1,500	126,435
Wynn Resorts, Ltd.	1,900	217,759
		3,844,526

Household Durables — 0.7%
D.R. Horton, Inc.	1,200	39,972
iRobot Corporation*	2,400	158,736
KB Home	6,300	125,244
Lennar Corporation, Class A	1,400	71,666
PulteGroup, Inc.	1,600	37,680
SodaStream International, Ltd.*	200	9,686
Tempur Sealy International, Inc.*	900	41,814
Toll Brothers, Inc.*	900	32,499
		517,297

Household Products — 1.0%
Church & Dwight Company, Inc.	2,000	99,740
The Clorox Company	1,500	202,245
Colgate-Palmolive Company	1,400	102,466
Kimberly-Clark Corporation	900	118,467
The Procter & Gamble Company	1,800	161,730
		684,648

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 98.6% (a) (Continued)
COMMON STOCKS — 98.6% (a) (Continued)

Independent Power & Renewable
Electricity Producers — 0.0%
NRG Energy, Inc.	1,800	$33,660

Industrial Conglomerates — 0.3%
3M Company	1,000	191,330

Insurance — 0.5%
The Allstate Corporation	1,100	89,639
American International Group, Inc.	600	37,458
China Life Insurance Company, Ltd. — ADR	2,900	44,457
Marsh & McLennan Companies, Inc.	700	51,723
MetLife, Inc.	900	47,538
The Travelers Companies, Inc.	400	48,216
Willis Towers Watson plc	400	52,356
		371,387

Internet & Direct Marketing Retail — 12.9%
Amazon.com, Inc.*	7,100	6,294,434
Ctrip.com International, Ltd. — ADR*	3,100	152,365
Expedia, Inc.	2,405	303,439
JD.com, Inc. — ADR*	3,400	105,774
Netflix, Inc.*	6,100	901,641
The Priceline Group, Inc.*	700	1,245,979
TripAdvisor, Inc.*	600	25,896
		9,029,528

Internet Software & Services — 12.8%
Akamai Technologies, Inc.*	1,300	77,610
Alibaba Group Holding, Ltd. — SP-ADR*	13,100	1,412,573
Alphabet, Inc., Class A*	1,700	1,441,260
Alphabet, Inc., Class C*	3,750	3,110,850
Baidu, Inc. — SP-ADR*	5,000	862,600
eBay, Inc.*	11,000	369,270
Facebook, Inc., Class A*	8,100	1,150,605
MercadoLibre, Inc.	600	126,882
Tencent Holdings, Ltd. — ADR	2,800	80,808
VeriSign, Inc.*	900	78,399
Zillow Group, Inc., Class C*	6,400	215,488
		8,926,345

IT Services — 3.7%
Amdocs, Ltd.	600	36,594
Automatic Data Processing, Inc.	600	61,434
Cognizant Technology Solutions
Corporation, Class A*	800	47,616
Computer Sciences Corporation	900	62,109
DST Systems, Inc.	400	49,000
Fiserv, Inc.*	3,599	415,001
Gartner, Inc.*	700	75,593
International Business Machines Corporation	700	121,898
MasterCard, Inc., Class A	5,500	618,585
Paychex, Inc.	1,300	76,570
PayPal Holdings, Inc.*	900	38,718
Visa, Inc., Class A	11,200	995,344
		2,598,462

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	4,700	248,489
Thermo Fisher Scientific, Inc.	200	30,720
		279,209

Machinery — 0.5%
Caterpillar, Inc.	500	46,380
Ingersoll-Rand plc	900	73,188
Stanley Black & Decker, Inc.	500	66,435
The Toro Company	2,600	162,396
		348,399

Media — 4.0%
CBS Corporation, Class B Non-Voting	4,200	291,312
Charter Communications, Inc., Class A*	200	65,464
Comcast Corporation, Class A	18,200	684,138
Discovery Communications, Inc., Class A*	2,900	84,361
DISH Network Corporation, Class A*	2,800	177,772
IMAX Corporation*	1,200	40,800
Lions Gate Entertainment Corporation, Class B*	1,696	41,349
Sirius XM Holdings, Inc.	28,000	144,200
Time Warner, Inc.	700	68,397
Viacom, Inc., Class B	1,600	74,592
The Walt Disney Company	9,800	1,111,222
		2,783,607

Metals & Mining — 0.2%
Alcoa Corporation	1,500	51,600
Nucor Corporation	600	35,832
United States Steel Corporation	1,200	40,572
		128,004

Multiline Retail — 0.5%
Dollar General Corporation	1,200	83,676
Dollar Tree, Inc.*	1,500	117,690
Macy’s, Inc.	1,500	44,460
Nordstrom, Inc.	800	37,256
Target Corporation	700	38,633
		321,715

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 98.6% (a) (Continued)
COMMON STOCKS — 98.6% (a) (Continued)

Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy, Inc.*	1,000	$47,270
EOG Resources, Inc.	400	39,020
Pioneer Natural Resources Company	200	37,246
Western Refining, Inc.	400	14,028
		137,564

Pharmaceuticals — 2.5%
Allergan plc	100	23,892
Bristol-Myers Squibb Company	900	48,942
Eli Lilly and Company	1,900	159,809
GW Pharmaceuticals plc — ADR*	300	36,282
Johnson & Johnson	5,200	647,660
Merck & Company, Inc.	6,100	387,594
Mylan N.V.*	900	35,091
Novartis AG — SP-ADR	1,900	141,113
Novo Nordisk A/S — SP-ADR	1,200	41,136
Pfizer, Inc.	5,700	194,997
Shire plc — ADR	400	69,692
		1,786,208

Professional Services — 0.3%
Equifax, Inc.	400	54,696
ManpowerGroup, Inc.	900	92,313
Verisk Analytics, Inc., Class A*	500	40,570
		187,579

REITs — 0.5%
American Tower Corporation	1,200	145,848
Lamar Advertising Company, Class A	1,200	89,688
Park Hotels & Resorts, Inc.	123	3,157
SBA Communications Corporation*	800	96,296
Weyerhaeuser Company	1,200	40,776
		375,765

Real Estate Management & Development — 0.1%
Jones Lang LaSalle, Inc.	400	44,580

Road & Rail — 0.4%
Norfolk Southern Corporation	400	44,788
Union Pacific Corporation	2,500	264,800
		309,588

Semiconductors & Semiconductor
Equipment — 4.9%
Acacia Communications, Inc.*	1,500	87,930
Advanced Micro Devices, Inc.*	26,400	384,120
Analog Devices, Inc.	2,057	168,574
Applied Materials, Inc.	10,600	412,340
ASML Holding N.V.	500	66,400
Broadcom, Ltd.	700	153,272
Cirrus Logic, Inc.*	800	48,552
Cypress Semiconductor Corporation	9,300	127,968
Intel Corporation	1,500	54,105
KLA-Tencor Corporation	3,400	323,238
Kulicke and Soffa Industries, Inc.*	8,300	168,656
Lam Research Corporation	1,300	166,868
Maxim Integrated Products, Inc.	900	40,464
Microchip Technology, Inc.	600	44,268
Micron Technology, Inc.*	7,100	205,190
NVIDIA Corporation	3,000	326,790
QUALCOMM, Inc.	4,000	229,360
Semtech Corporation*	2,200	74,360
Skyworks Solutions, Inc.	400	39,192
Teradyne, Inc.	5,200	161,720
Texas Instruments, Inc.	1,700	136,952
		3,420,319

Software — 4.2%
Adobe Systems, Inc.*	4,000	520,520
Autodesk, Inc.*	6,100	527,467
Cadence Design Systems, Inc.*	1,200	37,680
Check Point Software Technologies, Ltd.*	2,200	225,852
Citrix Systems, Inc.*	1,400	116,746
CyberArk Software, Ltd.*	1,200	61,044
Fortinet, Inc.*	600	23,010
Intuit, Inc.	500	57,995
Microsoft Corporation	6,900	454,434
Oracle Corporation	1,800	80,298
Red Hat, Inc.*	700	60,550
Salesforce.com, Inc.*	2,000	164,980
Symantec Corporation	5,400	165,672
Synopsys, Inc.*	700	50,491
VMware, Inc., Class A*	4,500	414,630
		2,961,369

Specialty Retail — 5.3%
AutoZone, Inc.*	1,300	939,965
Best Buy Company, Inc.	5,400	265,410
The Children’s Place, Inc.	600	72,030

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2017 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 98.6% (a) (Continued)
COMMON STOCKS — 98.6% (a) (Continued)

Specialty Retail — 5.3% (Continued)
Five Below, Inc.*	900	$38,979
Foot Locker, Inc.	400	29,924
The Home Depot, Inc.	6,700	983,761
Lowe’s Companies, Inc.	9,500	780,995
RH*	5,200	240,552
Ross Stores, Inc.	1,600	105,392
Tiffany & Company	600	57,180
The TJX Companies, Inc.	1,800	142,344
Tractor Supply Company	600	41,382
Urban Outfitters, Inc.*	1,600	38,016
		3,735,930

Technology Hardware,
Storage & Peripherals — 6.4%
Apple, Inc.	27,700	3,979,382
HP, Inc.	2,700	48,276
NetApp, Inc.	2,000	83,700
Seagate Technology plc	3,100	142,383
Western Digital Corporation	2,600	214,578
		4,468,319

Telecommunication Services – Diversified — 0.0%
China Unicom (Hong Kong), Ltd. — ADR	600	8,082

Textiles, Apparel & Luxury Goods — 0.5%
lululemon athletica, Inc.*	900	46,683
NIKE, Inc., Class B	4,000	222,920
Skechers U.S.A., Inc., Class A*	800	21,960
Under Armour, Inc., Class C*	2,809	51,405
		342,968

Tobacco — 0.2%
Reynolds American, Inc.	2,300	144,946

Trading Companies & Distributors — 0.4%
Fastenal Company	4,100	211,150
United Rentals, Inc.*	600	75,030
		286,180

Wireless Telecommunication Services — 0.2%
Sprint Corporation*	8,400	72,912
Vodafone Group plc — SP-ADR	2,100	55,503
		128,415

TOTAL COMMON STOCKS
(cost $53,078,886)		68,992,228

SHORT-TERM INVESTMENTS — 1.0% (a)
MONEY MARKET FUNDS — 1.0% (a)
Fidelity Institutional Government Portfolio,
Institutional Share Class, 0.560%^	694,686	694,686
TOTAL MONEY MARKET FUNDS
(cost $694,686)		694,686
TOTAL INVESTMENTS — 99.6%
(cost $53,773,572)		69,686,914
Cash and receivables, less liabilities — 0.4% (a)		263,268
TOTAL NET ASSETS — 100.0%		$69,950,182

*	Non-income producing security.
^	Rate shown in the 7-day effective yield March 31, 2017.
(a)	Percentages for the various classifications relate to net assets.
ADR – Unsponsored American Depositary Receipt
AG – German Public Limited Company
A/S –  Danish Stock-Based Corporation
N.V. – Dutch Public Limited Liability Company
plc – Public Limited Company
REITs – Real Estate Investment Trusts
SP-ADR – Sponsored American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC. For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,440)	$415,712
Total investment income	415,712
EXPENSES:
Management fees	368,383
Distribution fees	53,866
Transfer agent fees	53,424
Administrative services	41,839
Insurance expense	34,291
Shareholder servicing fees	28,186
Accounting services	26,895
Custodian fees	23,955
Professional fees	21,828
Registration fees	19,788
Board of Directors fees	13,961
Chief Compliance Officer fees	12,679
Printing and postage expense	11,792
Other expenses	7,442
Total expenses	718,329
NET INVESTMENT LOSS	(302,617)
NET REALIZED GAIN ON INVESTMENTS	1,635,465
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	2,894,064
NET GAIN ON INVESTMENTS	4,529,529
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,226,912

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended March 31, 2017 (Unaudited) and For the Year Ended September 30, 2016

	2017	2016
OPERATIONS:
Net investment loss	$(302,617)	$(880,491)
Net realized gain on investments	1,635,465	8,310,589
Net change in unrealized appreciation (depreciation) on investments	2,894,064	(7,227,971)
Net increase in net assets resulting from operations	4,226,912	202,127
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($4.42741 per share and $3.63788 per share, respectively)	(6,090,037)	(6,849,459)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (28,307 and 91,172 shares, respectively)	1,479,287	4,930,707
Proceeds from shares issued in distributions reinvested (119,481 and 114,964 shares, respectively)	5,884,417	6,523,065
Cost of shares redeemed (309,630 and 717,864 shares, respectively)	(16,011,685)	(38,684,802)
Net decrease in net assets derived from Fund share activities	(8,647,981)	(27,231,030)
TOTAL DECREASE IN NET ASSETS	(10,511,106)	(33,878,362)

NET ASSETS AT THE BEGINNING OF THE PERIOD	80,461,288	114,339,650
NET ASSETS AT THE END OF THE PERIOD (Includes accumulated net
investment loss of $(1,012,410) and $(709,793), respectively)	$69,950,182	$80,461,288

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six
	Months Ended		Year Ended September 30,
	March 31, 2017		2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$53.65		$56.84	$75.86	$71.45	$58.97	$46.50
Income from investment operations:
Net investment loss(1)	(0.21)		(0.49)	(0.49)	(0.49)	(0.14)	(0.19)
Net realized and unrealized gains on investments	3.27		0.94	0.40	8.28	13.25	12.66
Total from investment operations	3.06		0.45	(0.09)	7.79	13.11	12.47
Less distributions:
Distributions from net capital gains	(4.43)		(3.64)	(18.93)	(3.38)	(0.63)	—
Total from distributions	(4.43)		(3.64)	(18.93)	(3.38)	(0.63)	—
Net asset value, end of period	$52.28		$53.65	$56.84	$75.86	$71.45	$58.97
TOTAL RETURN	6.21	%(2)	0.48%	(1.00%)	11.01%	22.50%	26.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$69,950		$80,461	$114,340	$162,930	$205,879	$186,073
Ratio of expenses to average net assets	1.95	%(3)	1.86%	1.71%	1.59%	1.58%	1.53%
Ratio of net investment loss to average net assets	(0.82	%)(3)	(0.90%)	(0.77%)	(0.65%)	(0.21%)	(0.34%)
Portfolio turnover rate	136	%(2)	491%	272%	102%	133%	99%

(1)	Amount calculated based on average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2017 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies, as defined in the prospectus.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”), or if no sale is reported, the latest bid price. Securities which are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price, or if no

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. Money market funds are valued at their net asset value per share. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2017, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1—Common Stocks*	$68,992,228
Money Market Funds	694,686
Total Level 1	69,686,914
Level 2—None	—
Level 3—None	—
Total	$69,686,914

* Please refer to the Schedule of Investments to view common stocks segregated by industry type.

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. For the six months ended March 31, 2017, there were no transfers between levels. The Fund did not invest in any Level 3 securities during the period.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The primary reason for this adjustment is because of net operating losses and equalization. For the year ended September 30, 2016, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Capital Stock
$990,735	$(1,438,707)	$447,972

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2016. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2017, open Federal tax years include the tax years ended September 30, 2013 through 2016. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the six months ended March 31, 2017, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(h)  The Fund’s cash is held in accounts with balances which may exceed the amount of related federal insurance.  The Fund has not experienced any loss in such accounts and believes it is not exposed to significant credit risk.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser and manager. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the six months ended March 31, 2017.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date. Please see Note 5 for more information.

(4)	Investment Transactions —

For the six months ended March 31, 2017, purchases and proceeds of sales of investment securities (excluding short-term securities) were $96,441,937 and $109,406,006, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2016:

Tax cost of investments	$68,811,228
Gross tax unrealized appreciation	$13,591,683
Gross tax unrealized depreciation	(3,050,058)
Net unrealized appreciation	$10,541,625
Distributable ordinary income	$—
Distributable long term capital gains	6,090,024
Total distributable earnings	$6,090,024
Other accumulated losses	$(945,252)
Total accumulated gain	$15,686,397

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the six months ended March 31, 2017 and the year ended September 30, 2016:

Six Months Ended March 31, 2017		Year Ended September 30, 2016
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$—	$6,090,037	$—	$6,849,459

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2016.

As of September 30, 2016, the Fund did not have a post-October capital loss or a capital loss carryforward. The Fund had a late year ordinary loss of $694,763.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2017 (Unaudited)

(6)	Subsequent Events —

Management has evaluated events and transactions after March 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT
(Unaudited)

On November 30, 2016, the Board of Directors of Reynolds Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreement for the Reynolds Fund Blue Chip Growth Fund (the “Fund”) with the investment adviser, Reynolds Capital Management, LLC (the “Adviser”).  As part of the process of approving the continuation of the advisory agreement, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreement and the relevant factors for the Directors to consider, and the members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Fund (the “Independent Directors”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meetings, the Adviser sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreement.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreement; detailed comparative information relating to the Fund’s management fees and other expenses of the Fund; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about the Fund’s compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreement.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Director, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreement.  The Directors recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreement, the Directors and the Independent Directors in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.
•	A comparison of the fees and expenses of the Fund to other similar funds.
•	A comparison of the fee structures of other accounts managed by the Adviser.
•	Whether economies of scale are recognized by the Fund.
•	The costs and profitability of the Fund to the Adviser.
•	The performance of the Fund.
•	The other benefits to the Adviser from serving as investment adviser to the Fund (in addition to the advisory fee).

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Adviser supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio, including the purchase and sale of investment securities, and they discussed with management the nature of the investment process employed by the Adviser and the resources required to implement the process.  Management stated that in employing its strategy, the Adviser conducts research on target companies and engages in ongoing oversight over the portfolio to address developments in the market.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

The Directors considered the background and experience of Mr. Reynolds and expertise of, and the amount of attention given to the Fund by, Mr. Reynolds.  In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser.  Based on this review, the Directors believe that the Adviser provides high quality services to the Fund, and they noted that their overall confidence in the Adviser is high.  The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund.  Management reviewed with the Directors the comparison of the Fund’s expense ratios to other similar funds.  As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting.  The Directors concluded that the Fund’s fee structure is comparable to the Morningstar categories, and is reasonable.

Comparison of Fee Structures of Other Accounts

The Directors inquired of management regarding the distinction between the services performed by the Adviser for institutional separate accounts and those performed by the Adviser for the Fund.  The Adviser noted that the management of the Fund involves more comprehensive and substantive duties than the management of institutional separate accounts.

The Directors concluded that the services performed by the Adviser for the Fund require a higher level of service and oversight than the services performed by the Adviser for institutional separate accounts.  Based on this determination, the Directors believe that any differential in advisory fees between the Fund and the institutional separate accounts is reasonable, and concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients is reasonable.

In addition to the above, the Directors discussed with management the fact that increasingly investors in the Fund invest through brokerage platforms (intermediaries), with fewer investors going directly to the Fund’s transfer agent.  The Directors noted that in connection with the intermediaries, the Adviser absorbs a portion of the fees paid by the Fund for services performed by the intermediaries.  As result, the cost of obtaining, retaining and servicing shareholders for the Fund is significantly higher than the costs for separately managed accounts.  The Directors concluded that the payment of the intermediary service fees by the Adviser further justifies the differential in advisory fees between the Fund and the institutional separate accounts.

Economies of Scale

The Directors discussed with management whether economies of scale are recognized by the Fund.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Fund’s expenses are subject to diseconomies of scale.  For example, the intermediary service fees generally increase as the Fund’s assets grow.

The Directors concluded that the Fund has not recognized economies of scale, and they concluded that given the size of the Fund, investment advisory fee breakpoints were not warranted at this time.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT (Continued)
(Unaudited)

Costs and Profitability

The Directors discussed the Adviser’s profitability, as presented by Mr. Reynolds, and the impact of the intermediary service fees on the profitability.  They also considered the resources and revenues that the Adviser has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable.

Performance

Mr. Reynolds discussed the performance of the Fund for different time periods compared both to various benchmark indices.  The Directors noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Fund to various indices.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Directors believe that the Adviser manages the Fund in a manner that is materially consistent with their stated investment objective and style.  The Directors concluded that the Fund’s investment performance has generally been good and that they have confidence in the management of the Fund.

Fall-Out Benefits

The Directors then considered other benefits to the Adviser from serving as adviser to the Fund (in addition to the advisory fee).  The Directors noted that the Adviser may derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund.  The Directors determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

Conclusion

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreement.

Reynolds Blue Chip Growth Fund
QUALIFIED DIVIDEND INCOME/DIVIDEND RECEIVED DEDUCTION
(Unaudited)

The Fund designated 0% of dividends declared and paid during the year ended September 30, 2016 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 0% of dividends declared and paid during the year ended September 30, 2016 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

HOUSEHOLDING
(Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

AVAILABILITY OF PROXY VOTING INFORMATION/QUARTERLY PORTFOLIO SCHEDULE
(Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Boulevard, #403
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN & COMPANY, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable to open-end investment companies.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)* /s/Frederick L. Reynolds
  Frederick L. Reynolds, President and Treasurer

Date    June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Frederick L. Reynolds
  Frederick L. Reynolds, President and Treasurer

Date    June 5, 2017

* Print the name and title of each signing officer under his or her signature.